Exhibit 10.5(c)

TIGERCAT PHARMA, INC. 2011 STOCK INCENTIVE PLAN
NOTICE OF STOCK OPTION AWARD

Participant’s Name and Address:

You (the “Participant”) have been granted an option to purchase shares of Common Stock, subject to the terms and conditions of this Notice of Stock Option Award (the “Notice”), the Tigercat Pharma, Inc., 2011 Stock Incentive Plan, as amended from time to time (the “Plan”) and the Stock Option Award Agreement (the “Option Agreement”) attached hereto, as follows. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice.

Date of Award
Vesting Commencement Date
Exercise Price per Share	$
Total Number of Shares Subject to the Option (the “Shares”)
Total Exercise Price	$
Type of Option:		Incentive Stock Option
Non-Qualified Stock Option
Expiration Date:
Vesting Schedule:
Subject to the absence of a Termination and other limitations set forth in this Notice, the Plan and the Option Agreement, the Option may be exercised, in whole or in part, in accordance with the following schedule:
[INSERT VESTING SCHEDULE – FOR EXAMPLE: 25% of the Shares subject to the Option shall vest twelve (12) months after the Vesting Commencement Date, and 1/36 of the remaining unvested Shares subject to the Option shall vest on each of the next thirty-six (36) monthly anniversaries of the Vesting Commencement Date thereafter.]

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IN WITNESS WHEREOF, the Company and the Participant have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice, the Plan, and the Option Agreement.

Tigercat Pharma, Inc.,
a Delaware corporation

By:

Title:
THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THE OPTION SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE PARTICIPANT’S SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE OPTION AGREEMENT, OR THE PLAN SHALL CONFER UPON THE PARTICIPANT ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF THE PARTICIPANT’S SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY OR AN AFFILIATE OF THE COMPANY TO WHICH THE PARTICIPANT PROVIDES SERVICES TO TERMINATE THE PARTICIPANT’S SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE PARTICIPANT ACKNOWLEDGES THAT UNLESS THE PARTICIPANT HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY TO THE CONTRARY, THE PARTICIPANT’S STATUS IS AT WILL.
The Participant acknowledges receipt of a copy of the Plan and the Option Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof. The Participant has reviewed this Notice, the Plan, and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice, the Plan and the Option Agreement. The Participant hereby agrees that all questions of interpretation and administration relating to this Notice, the Plan and the Option Agreement shall be resolved by the Committee in accordance with Section 21 of the Option Agreement. The Participant further agrees to the venue selection in accordance with Section 22 of the Option Agreement. The Participant further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Dated:	Signed:
Participant

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TIGERCAT PHARMA, INC. 2011 STOCK INCENTIVE PLAN
STOCK OPTION AWARD AGREEMENT
1.Grant of Option. Tigercat Pharma, Inc., a Delaware corporation (the “Company”), hereby grants to the Participant (the “Participant”) named in the Notice of Stock Option Award (the “Notice”), an option (the “Option”) to purchase the Total Number of Shares of Common Stock subject to the Option (the “Shares”) set forth in the Notice, at the Exercise Price per Share set forth in the Notice (the “Exercise Price”) subject to the terms and provisions of the Notice, this Stock Option Award Agreement (the “Option Agreement”) and the Company’s 2011 Stock Incentive Plan, as amended from time to time (the “Plan”), which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.
If designated in the Notice as an Incentive Stock Option, the Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. However, notwithstanding such designation, the Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to options designated as Incentive Stock Options which become exercisable for the first time by the Participant during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the shares subject to such options shall be determined as of the grant date of the relevant option.
2.    Exercise of Option.
(a)    Right to Exercise. The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of the Plan and this Option Agreement. The Option shall be subject to the provisions of the Plan relating to the exercisability or termination of the Option in the event of an Acquisition Event (as set forth in the Plan) or Change in Control (as set forth in the Plan). The Participant shall be subject to reasonable limitations on the number of requested exercises during any monthly or weekly period as determined by the Committee. In no event shall the Company issue fractional Shares.
(b)    Method of Exercise. The Option shall be exercisable as set forth in Section 6.3(d) of the Plan and by delivery of an exercise notice (a form of which is attached as Exhibit A) or by such other procedure as specified from time to time by the Committee which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, and such other provisions as may be required by the Committee. The exercise notice shall be delivered in person, by certified mail, or by such other method (including electronic transmission) as determined from time to time by the Committee to the Company accompanied by payment of the Exercise Price and all applicable income and employment taxes required to be withheld. The Option shall be deemed to be exercised upon receipt by the Company of such notice accompanied by the Exercise Price and all applicable withholding taxes.
(c)    Taxes. No Shares will be delivered to the Participant or other person pursuant to the exercise of the Option until the Participant or other person has made arrangements acceptable to the Committee for the satisfaction of applicable income tax and employment tax withholding obligations, including, without limitation, such other tax obligations of the Participant incident to the receipt of Shares. Upon exercise of the Option, the Company or the Participant’s employer may offset or withhold (from any amount owed by the Company or the Participant’s employer to the Participant) or collect from the Participant or other person an amount sufficient to satisfy such tax withholding obligations. Furthermore, in the event of any determination that the Company has failed to withhold a sum sufficient to pay all withholding taxes due in connection with the Option, the Participant agrees to pay the Company the amount of such deficiency in cash within five (5) days after receiving a written demand from the Company to do so, whether or not the Participant is an employee of the Company at that time.
3.    Participant’s Representations. The Participant understands that neither the Option nor the Shares exercisable pursuant to the Option have been registered under the Securities Act of 1933, as amended or any United States securities laws. In the event the Shares purchasable pursuant to the exercise of the Option have not been registered under the Securities Act of 1933, as amended, at the time the Option is exercised, the Participant shall, if requested by the Company, concurrently with the exercise of all or any portion of the Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.
4.    Method of Payment. Payment of the Exercise Price shall be made as set forth in Section 6.3(d) of the Plan.
5.    Restrictions on Exercise. The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any applicable laws. If the exercise of the Option within the applicable time periods set forth in Section 6 of this Option Agreement is prevented by the provisions of this Section 5, the Option shall remain exercisable until one (1) month after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Expiration Date set forth in the Notice.
6.    Termination. In the event of the Participant’s Termination, the Option shall be subject to the provisions of Section 9.2(a)(i) through (v) of the Plan.
7.    Reserved.
8.    Reserved.
9.    Transferability of Option. The Option shall be Transferable as set forth in Section 9.1 of the Plan. Notwithstanding the foregoing, if a Non-Qualified Stock Option, the Option is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of the Plan and the Option Agreement. Any shares of Common Stock acquired upon the exercise of the Option by a Permissible Transferee of the Option or a Permissible Transferee pursuant to a Transfer after the exercise of the Option shall be subject to the terms of the Plan and the Option Agreement.
10.    Term of Option. The Option must be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein. After the Expiration Date or such earlier date, the Option shall be of no further force or effect and may not be exercised.
11.    Company’s Right of First Refusal. The Participant acknowledges and agrees that the Shares are subject to a right of first refusal (“Right of First Refusal”) as set forth in the Bylaws of the Company, which Right of First Refusal is incorporated herein by reference irrespective of whether the Bylaws are amended at some future date to remove the Right of First Refusal therefrom, and that, except in compliance with such Right of First Refusal, neither the Participant nor a transferee (either being sometimes referred to herein as the “Holder”) shall sell, hypothecate, encumber or otherwise transfer any Shares or any right or interest therein.”
12.    Company Call Rights; Transfer Limits. The Option and any vested shares of Common Stock previously acquired by the Participant through the exercise of the Option shall be subject to the provisions of Section 13.1 and Section 13.2 of the Plan (the “Transfer Restrictions”).
13.    Escrow of Stock. For purposes of facilitating the enforcement of the provisions of this Option Agreement, the Participant agrees, immediately upon receipt of the certificate(s) for the Shares, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached hereto as Exhibit C, executed in blank by the Participant with respect to each such stock certificate, to the Secretary or Assistant Secretary of the Company, or their designee, to hold in escrow for so long as such Shares are subject to Transfer Restrictions or the Right of First Refusal (“Restricted Shares”), with the authority to take all such actions and to effectuate all such transfers and/or releases as may be necessary or appropriate to accomplish the objectives of this Option Agreement in accordance with the terms hereof. The Participant hereby acknowledges that the appointment of the Secretary or Assistant Secretary of the Company (or their designee) as the escrow holder hereunder with the stated authorities is a material inducement to the Company to make this Option Agreement and that such appointment is coupled with an interest and is accordingly irrevocable. The Participant agrees that the Restricted Shares may be held electronically in a book entry system maintained by the Company’s transfer agent or other third-party and that all the terms and conditions of this Section 13 applicable to certificated Restricted Shares will apply with the same force and effect to such electronic method for holding the Restricted Shares. The Participant agrees that such escrow holder shall not be liable to any party hereto (or to any other party) for any actions or omissions unless such escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Subject to the provisions of any security agreement relating to Participant’s purchase of the Shares, upon the vesting of Shares and termination of the Transfer Restrictions, the escrow holder will, upon request, transmit to the Participant the certificate evidencing such Shares.
14.    Additional Securities. Any securities or cash received (other than a regular cash dividend) as the result of ownership of the Shares (the “Additional Securities”), including, but not by way of limitation, warrants, options and securities received as a stock dividend or stock split, or as a result of any transaction described in Section 4.2(b) of the Plan, shall be subject to the same conditions and restrictions as the Shares with respect to which they were issued. The Participant shall be entitled to direct the Company to exercise any warrant or option received as Additional Securities upon supplying the funds necessary to do so, in which event the securities so purchased shall constitute Additional Securities, but the Participant may not direct the Company to sell any such warrant or option. If Additional Securities consist of a convertible security, the Participant may exercise any conversion right, and any securities so acquired shall constitute Additional Securities. Appropriate adjustments to reflect the distribution of Additional Securities shall be made to the price per share to be paid upon the exercise of the Company Call Rights provided for in Section 13.1 of the Plan or the Repurchase Right in order to reflect the effect of any such transaction upon the Company’s capital structure. In the event of any change in certificates evidencing the Shares or the Additional Securities by reason of any recapitalization, reorganization or other transaction that results in the creation of Additional Securities, the escrow holder is authorized to deliver to the issuer the certificates evidencing the Shares or the Additional Securities in exchange for the certificates of the replacement securities.
15.    Stop‑Transfer Notices. In order to ensure compliance with the restrictions on transfer set forth in this Option Agreement, the Notice or the Plan, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
16.    Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Option Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
17.    Tax Consequences.
(a)    The Participant may incur tax liability as a result of the Participant’s purchase or disposition of the Shares. THE PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.
(b)    Notwithstanding the Company’s good faith determination of the Fair Market Value of the Company’s Common Stock for purposes of determining the Exercise Price Per Share of the Option as set forth in the Notice, the taxing authorities may assert that the Fair Market Value of the Common Stock on the Date of Award was greater than the Exercise Price

Per Share. If designated in the Notice as an Incentive Stock Option, the Option may fail to qualify as an Incentive Stock Option if the Exercise Price Per Share of the Option is less than the Fair Market Value of the Common Stock on the Date of Award. In addition, under Section 409A of the Code, if the Exercise Price Per Share of the Option is less than the Fair Market Value of the Common Stock on the Date of Award, the Option may be treated as a form of deferred compensation and the Participant may be subject to an acceleration of income recognition, an additional 20% tax, plus interest and possible penalties. In addition, the Company makes no representation that the Option will comply with Section 409A of the Code and makes no undertaking to prevent Section 409A of the Code from applying to the Option or to mitigate its effects on any deferrals or payments made in respect of the Option. The Participant is encouraged to consult a tax adviser regarding the potential impact of Section 409A of the Code.
18.    Lock-Up Agreement. The Shares are subject to the “lock-up” provisions of Section 14.18 of the Plan.
19.    Entire Agreement: Governing Law. The Notice, the Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and the Participant. Nothing in the Notice, the Plan and this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Notice, the Plan and this Option Agreement are to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California or the rights and duties of the parties. Should any provision of the Notice, the Plan or this Option Agreement be determined to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.
20.    Construction. The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
21.    Administration and Interpretation. Any question or dispute regarding the administration or interpretation of the Notice, the Plan or this Option Agreement shall be submitted by the Participant or by the Company to the Committee. The resolution of such question or dispute by the Committee shall be final and binding on all persons.
22.    Venue. The Company, the Participant, and the Participant’s assignees pursuant to Section 9 (the “parties”) agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Option Agreement shall be brought in the United States District Court for the Northern District of California (or should such court lack jurisdiction to hear such action, suit or proceeding, in a California state court in the County of San Francisco) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. If any one or more provisions of this Section 22 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.
23.    Confidentiality. To the extent required by applicable law, the Company shall provide to the Participant, during the period the Option is outstanding, copies of financial statements of the Company at least annually. The Participant understands and agrees that such financial statements are confidential and shall not be disclosed by the Participant, to any entity or person, for any reason, at any time, without the prior written consent of the Company, unless required by law. If disclosure of such financial statements is required by law, whether through subpoena, request for production, deposition, or otherwise, the Participant promptly shall provide written notice to Company, including copies of the subpoena, request for production, deposition, or otherwise, within five (5) business days of their receipt by the Participant and prior to any disclosure so as to provide Company an opportunity to move to quash or otherwise to oppose the disclosure. Notwithstanding the foregoing, the Participant may disclose the terms of such financial statements to his or her spouse or domestic partner, and for legitimate business reasons, to legal, financial, and tax advisors.
24.    Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.
END OF AGREEMENT

EXHIBIT A
TIGERCAT PHARMA, INC. 2011 STOCK INCENTIVE PLAN
EXERCISE NOTICE
Tigercat Pharma, Inc.
400 Oyster Point Boulevard, Suite 202
South San Francisco, CA 94080
Attention: Secretary
1.Effective as of today, ______________, ___ the undersigned (the “Participant”) hereby elects to exercise the Participant’s option to purchase ___________ shares of the Common Stock (the “Shares”) of ________________, Inc. (the “Company”) under and pursuant to the Company’s 2011Stock Incentive Plan, as amended from time to time (the “Plan”) and the [  ] Incentive [  ] Non-Qualified Stock Option Award Agreement (the “Option Agreement”) and Notice of Stock Option Award (the “Notice”) dated ______________, ________. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Exercise Notice.
2.Representations of the Participant. The Participant acknowledges that the Participant has received, read and understood the Notice, the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.
3.Rights as Shareholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14.5 of the Plan.
The Participant shall enjoy rights as a shareholder until such time as the Participant disposes of the Shares or the Company and/or its assignee(s) exercises its rights under Section 13 of the Plan or the Repurchase Right. Upon such exercise, the Participant shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of the Option Agreement, and the Participant shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.
4.Delivery of Payment. The Participant herewith delivers to the Company the full Exercise Price for the Shares.
5.Tax Consultation. The Participant understands that the Participant may suffer adverse tax consequences as a result of the Participant’s purchase or disposition of the Shares. The Participant represents that the Participant has consulted with any tax consultants the

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Participant deems advisable in connection with the purchase or disposition of the Shares and that the Participant is not relying on the Company for any tax advice.
6.Taxes. The Participant agrees to satisfy all applicable federal, state and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations. In the case of an Incentive Stock Option, the Participant also agrees, as partial consideration for the designation of the Option as an Incentive Stock Option, to notify the Company in writing within thirty (30) days of any disposition of any shares acquired by exercise of the Option if such disposition occurs within two (2) years from the Date of Award or within one (1) year from the date the Shares were transferred to the Participant.
7.Restrictive Legends. The Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, A RIGHT OF FIRST REFUSAL AND REPURCHASE RIGHTS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS, RIGHT OF FIRST REFUSAL AND REPURCHASE RIGHTS ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE ANTICIPATION, ALIENATION, ATTACHMENT, SALE, TRANSFER, ASSIGNMENT, PLEDGE, ENCUMBRANCE OR CHANGE OF THE SHARE OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE TIGERCAT PHARMA, INC. (THE “COMPANY”) 2011 STOCK INCENTIVE PLAN (AS THE SAME MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME), AND AN AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND THE COMPANY. COPIES OF SUCH PLAN AND AWARD AGREEMENT ARE ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY”

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8.Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon the Participant and his or her heirs, executors, administrators, successors and assigns.
9.Construction. The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this agreement for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
10.Administration and Interpretation. The Participant hereby agrees that any question or dispute regarding the administration or interpretation of this Exercise Notice shall be submitted by the Participant or by the Company to the Committee. The resolution of such question or dispute by the Committee shall be final and binding on all persons.
11.Governing Law; Severability. This Exercise Notice is to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.
12.Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.
13.Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.
14.Entire Agreement. The Notice, the Plan and the Option Agreement are incorporated herein by reference and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and the Participant. Nothing in the Notice, the Plan, the Option Agreement and this Exercise Notice (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.

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Submitted by:	Accepted by:

PARTICIPANT:	TIGERCAT PHARMA, INC.

By:

Title:
(Signature)
Address:	Address:

400 Oyster Point Boulevard, Suite 202
South San Francisco, CA 94080

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EXHIBIT B
TIGERCAT PHARMA, INC. 2011 STOCK INCENTIVE PLAN
INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT:
COMPANY:
SECURITY:	COMMON STOCK
AMOUNT:
DATE:
In connection with the purchase of the above‑listed Securities, the undersigned Participant represents to the Company the following:
(a)Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).
(b)Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon among other things, the bona fide nature of Participant’s investment intent as expressed herein. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.
(c)Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non‑public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Participant, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand‑off agreement may require) the Securities exempt under Rule 701 may be resold, except in the case of affiliates, such Securities may be resold subject to the satisfaction of the applicable conditions specified by

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Rule 144, including: (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction,” in transactions directly with a “market maker” or “riskless principal transactions” (as said terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.
In the event that the Company does not qualify under Rule 701 at the time of sale of the Securities, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require: the availability of current public information about the Company; the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and, in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.
(d)Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption will be available in such event.
(e)Participant represents that the Participant is a resident of the state of ____________________.

Signature of Participant:

Date: ____________________,_____

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EXHIBIT C
STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE
[Please sign this document but do not date it. The date and information of the transferee will be completed if and when the shares are assigned.]

FOR VALUE RECEIVED, ____________________________ hereby sells, assigns and transfers unto _______________________, __________________ (____) shares of the Common Stock of _______________________, Inc., a ________________ corporation (the “Company”), standing in his name on the books of, represented by Certificate No. __ herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company attorney to transfer the said stock in the books of the Company with full power of substitution.

DATED:

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